UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2021

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 1, 2021, S&P Global Inc. (the “Company”) announced the early participation results of the previously announced (i) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding notes (the “IHS Markit Notes”) issued by IHS Markit Ltd. (“IHS Markit”) for up to $4,642,848,000 aggregate principal amount of new notes to be issued by the Company and cash and (ii) the related solicitations of consents (collectively, the “Consent Solicitations”) to adopt certain proposed amendments (the “Amendments”) that would eliminate substantially all restrictive covenants and certain events of default and other provisions in each of the indentures (collectively, the “IHS Markit Indentures”) governing the IHS Markit Notes, commenced by S&P Global Market Intelligence Inc. (“Market Intelligence”), a wholly owned subsidiary of the Company, on November 16, 2021.

Based on the early tenders as of 5:00 p.m., New York City time, on November 30, 2021, the requisite number of consents have been received to adopt the Amendments with respect to all outstanding series of IHS Markit Notes. IHS Markit has executed supplemental indentures to the IHS Markit Indentures implementing the Amendments.

The Exchange Offers and Consent Solicitations were commenced in connection with the pending merger between the Company and IHS Markit (the “Merger”) and are being made solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated November 16, 2021 in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned, among other things, upon the closing of the Merger, which is expected to be completed in the first quarter of 2022. The Exchange Offers and Consent Solicitations will expire at 5:00 p.m., New York City time, on February 1, 2022, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”). The Amendments will become operative only upon the settlement of the Exchange Offers, which is expected to occur promptly after the Expiration Date and no earlier than the first business day after the closing date of the Merger.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(99.1)	Press Release, dated December 1, 2021.

(104)	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: December 1, 2021